UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2021

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 COMMERCE DRIVE, LOVELAND, ohio	45140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 360-4704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WKHS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	OTHER EVENTS

On September 22, 2021, Workhorse Group Inc. (the “Company”) announced that it decided to suspend deliveries of C-1000 vehicles and recall the 41 vehicles it has already delivered to customers. The New Workhorse leadership team determined that additional testing and modifications to existing vehicles are required to bring the C-1000 vehicles into full compliance with Federal Motor Vehicle Safety Standards (“FMVSS”). The Company further announced that it filed a report with the National Highway Traffic Safety Administration (“NHTSA”) regarding the need for additional testing and vehicle modifications to bring its C-1000 vehicles into full compliance with FMVSS. The Company indicated that its previous statements related to the C-1000’s compliance with NHTSA standards cannot be relied upon and that it had so notified the Securities and Exchange Commission (“SEC”).  The Company is cooperating with NHTSA to execute the recall needed to address the FMVSS issues.

On October 19 and November 1, 2021, the Company received letters from the SEC requesting that it voluntarily provide information relating to (a) the events and trading in its securities leading up to the announcement of the award of a contract by the U.S. Postal Service for the manufacture of a postal service vehicle fleet and (b) recognition of revenue, if any, related to purchases of vehicles by certain of the Company’s customers.   On November 5, 2021, the Department of Justice (“DOJ”) orally informed the Company that it has a related open investigation covering the Company.  The Company has not received any subpoena or other request for documents from the DOJ with respect to this investigation.   The Company is cooperating with the SEC and DOJ investigations.

At this point, the Company cannot predict the eventual scope, duration, or outcome of the above matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: November 8, 2021	By:	/s/ James D. Harrington
James D. Harrington
Chief Administrative Officer, General Counsel and Secretary

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